Acquisitions and Disposition of Oil and Gas Properties	3 Months Ended	12 Months Ended
	Mar. 31, 2012	Dec. 31, 2011
Acquisitions and Disposition of Oil and Gas Properties [Abstract]
Acquisitions and Disposition of Oil and Gas Properties

3. Acquisitions and Dispositions of Oil and Gas Properties

Acquisitions

In connection with the related party acquisition of oil and gas properties in the third quarter of 2011, the Company acquired interests in certain geologic zones of the properties. Presented below is a summary of agreed-upon values associated with the properties along with a discussion of the interests retained by the related party sellers (“Sellers”):

Rex Lake/ Big Hollow (WY)	$511,025	(b)
Kansas	2,152,216	(a)
Montana	98,179	(b)
Wyoming	2,733,773	(b)
Buff (WY)	611,211	(b)
Colorado	2,507,678	(a)
School Creek (WY)	2,385,918	(b)

	$11,000,000	(c)

(a)	The Colorado and Kansas properties provide for additional consideration that is payable to Sellers if proved producing reserves are increased relating to these properties through drilling or recompletion activities over a period of ten years after the closing date. To the extent that oil reserves increase, the Sellers are entitled to additional consideration of $250,000 for each increase of 20,000 net barrels. Furthermore, to the extent that oil and gas prices increase, the Sellers are entitled to additional consideration as the targeted price thresholds are exceeded for periods of 61 days. The increase in purchase price for the Kansas and Colorado properties is limited to a maximum of $5 million. On December 23, 2011, the $90 price threshold was exceeded for 61 days and, accordingly, the Company recorded an additional acquisition cost payable for $250,000. This amount is due on December 23, 2012 and is included in oil and gas property acquisition costs payable to DNR as of December 31, 2011 and March 31, 2012. On April 13, 2012, the $100 price threshold was exceeded for 61 days and, accordingly, the Company will record an additional acquisition cost payable for $250,000 in the second quarter of 2012.
(b)	The properties located in Wyoming and Montana provide a similar formula as used for Colorado and Kansas that could result in an obligation for additional purchase consideration to the extent that the Company performs future drilling or recompletion activities in formations that are not producing as of the closing date. Furthermore, if the Company sells properties where reserves have been proved up through drilling or recompletion, the Sellers have retained an interest of 70% in the net sales proceeds (after Arête receives a recovery of 125% of the original purchase allocation as contained in the table above). The increase in purchase price for all properties shown in the table above is limited to a maximum of $25 million. Due to the sale of the School Creek property in the third quarter of 2011, accrual of $250,000 due to a sustained increase in oil prices over $90 per barrel was recorded during the fourth quarter of 2011, and the sale of a second property in the February 2012, the maximum future consideration has been reduced by approximately $5.0 million to $20.0 million as of March 31, 2012.
(c)	The values shown in this table are the allocation amounts attributable to the proved developed zones agreed to between the Company and the Sellers, before purchase adjustments for pre-acquisition net revenues received, oil in tanks and contingent purchase price adjustments. These adjustments do not modify the agreed upon value for purposes of the adjustments discussed above, although they did impact the purchase allocation under GAAP.

The Company is in the process of evaluating the purchase and the allocation of the purchase price to all assets and liabilities acquired.

The table below reflects unaudited pro forma results as if the third quarter of 2011 acquisition of oil and gas properties had taken place as of January 1, 2011:

Quarter Ended
March 31, 2011
Total revenue	$933,049

Net income (loss)	$(215,471)

Net income (loss) applicable to common stockholders	$(479,576)

Earnings per share:
Basic	$(0.10)

Diluted	$(0.10)

The unaudited pro forma data gives effect to the actual operating results of the acquired properties prior to the acquisition, adjusted to include the pro forma effect of depreciation, depletion, amortization and accretion based on the purchase price of the properties. Other pro forma adjustments were recorded to eliminate gas gathering production costs payable to DNR that due to our purchase of the Buff field would have been eliminated, and to increase expenses by $15,000 per month for administrative costs incurred under an Operating Agreement with DNR that was effective on October 1, 2011.

Dispositions

In February 2012, the Company sold to an unaffiliated party a working interest in a well and related lease in Niobrara County Wyoming for gross proceeds of approximately $1,109,000. After payment of additional consideration pursuant to the formula discussed under (b) in the acquisition table above, the Company realized net proceeds of $826,000. The purchaser assumed the asset retirement obligations estimated at approximately $16,000 and after deducting the net book value of the property, the Company recognized a gain on sale of $533,000. The Company retained a 2.575% overriding royalty interest in this property.

This sale comprised approximately 1.6% of the Company’s BOE equivalent of oil and gas reserve quantities, and approximately 2.2% of the Company’s discounted future net revenues prior to the sale. The Company determined that this sale did not qualify for discontinued operations reporting. All gains and losses recognized from oil and gas property sales are included in other operating revenues in the Consolidated Statements of Operations.

3.	Acquisitions and Disposition of Oil and Gas Properties

Acquisitions

On May 25, 2011, the Company entered into a Purchase and Sale Agreement and other related agreements and documents with the Tucker Family Investments, LLLP, DNR Oil & Gas, Inc. (“DNR”), and Tindall Operating Company (collectively, the “Sellers”) for the purchase of certain oil and gas operating properties in Colorado, Kansas, Wyoming, and Montana (collectively, the “Original Purchase and Sale Agreement”). DNR is owned by a director of the Company, Charles B. Davis. The consideration for the purchase was determined by arms-length bargaining between management of the Company and Mr. Davis, and the Company used reports of independent engineering firms to analyze the purchase price. The base purchase price for the properties was $10 million, of which the Company paid a nonrefundable down payment of $500,000 and the remaining $9.5 million was financed by the Sellers pursuant to a promissory note due July 1, 2011. The Company was unable to arrange the funding to pay the $9.5 million promissory note due on July 1, 2011, and therefore, the note was not paid. On July 29, 2011, the Company and Sellers entered into an Amended and Restated Purchase and Sale Agreement regarding the acquisition by the Company of the oil and gas properties. The material terms of the agreement are a base purchase price for the properties of $11 million to be paid by an initial payment of Nine Hundred Thousand and 00/l00 Dollars ($900,000.00), comprised of (i) a credit in the amount of Five Hundred Thousand and 00/l00 Dollars ($500,000.00) previously paid by Buyer in connection with the Original Purchase and Sale Agreement; and (ii) Four Hundred Thousand and 00/l00 Dollars ($400,000.00) in funds contemporaneously with the execution of the Agreement. The remaining principal balance of the base purchase price in the amount of Ten Million One Hundred Thousand and 00/l00 Dollars ($10,100,000.00), together with interest at the monthly interest rate of Eighty Three Hundredths of One Percent (0.83%), will be paid to Sellers in three monthly payments, with $3,700,000.00 due August 15, 2011 (extended to August 31, 2011), and $3,200,000.00 due on each of September 15, 2011 and October 15, 2011, closed September 29, 2011, and were paid in full on September 30, 2011.

The Company as part of the agreement received the production of oil and gas from April 1, 2011 and was responsible was the lease operating expenses for that period. The net proceeds of the production, production taxes, and lease operating expenses from April 1, 2011 to July 29, 2011 of $766,728 was applied to the carrying costs of the oil & natural gas properties.

The acquisition was structured whereby the Company acquired 100% of Seller’s interest in certain geologic zones of the properties. Presented below is a summary of agreed-upon values associated with the properties along with a discussion of the interests retained by the Sellers:

Rex Lake/ Big Hollow (WY)	$511,025	(b)
Kansas	2,152,216	(a)
Montana	98,179	(b)
Wyoming	2,733,773	(b)
Buff (WY)	611,211	(b)
Colorado	2,507,678	(a)
School Creek (WY)	2,385,918	(b)

	$11,000,000	(c)

(a)	The Colorado and Kansas properties provide for additional consideration that is payable to Sellers if proved producing reserves are increased on these properties through drilling or recompletion activities over a period of ten years after the closing date. To the extent that oil reserves increase, the Sellers are entitled to additional consideration of $250,000 for each increase of 20,000 net barrels. Furthermore, to the extent that oil and gas prices increase, the Sellers are entitled to additional consideration as the targeted price thresholds are exceeded for periods of 61 days. The maximum increase in purchase price for the Kansas and Colorado properties is limited to a maximum of $5 million.
(b)	The properties located in Wyoming and Montana provide a similar formula as used for Colorado and Kansas that could result in an obligation for additional purchase consideration to the extent that the Company performs future drilling or recompletion activities in formations that are not producing as of the closing date. Furthermore, if the Company sells properties where reserves have been proved up through drilling or recompletion, the Sellers have retained an interest of 70% in the net sales proceeds (after Arête receives a recovery of 125% of the original purchase allocation as contained in the table above). The maximum increase in purchase price for all properties shown in the table above is limited to a maximum of $25 million. Due to the sale of School Creek discussed below, the maximum future consideration has been reduced by approximately $4.6 million to $21.4 million.
(c)	Note that the values shown in this table are the allocation amounts attributable to the proved developed zones agreed to between the Company and the Sellers, before purchase adjustments for pre-acquisition net revenues received, oil in tanks and contingent purchase price adjustments. These adjustments do not modify the agreed upon value for purposes of the adjustments discussed above but will affect the purchase allocation under GAAP.

If the Company increases its proven producing net oil reserves or net gas reserves by drilling or recompletion on certain of the acquired properties in Colorado and Kansas, then the Company will pay $250,000 for every 20,000 bbl or 150,000 mcf increase respectively, which amount will be increased by a factor if the Nymex prices for oil or gas stay above a specified price floor for more than 60 days. Cumulative payments under the additional purchase price factor for the Colorado and Kansas properties are limited to $5 million. The Company will also make similar payments to Sellers if the Company increases reserves in the Wyoming properties, and the Company will make additional payments under a formula by which Sellers and the Company will share proceeds of sales or production from untapped formations on the properties to be acquired in Wyoming. Cumulative payments under the additional purchase price factor for the Wyoming properties are limited to $20 million. The aggregate of all additional purchase price payments from all factors is capped at $25 million. The Company is in the process of evaluating the purchase and the allocation of the purchase price to all assets and liabilities acquired.

Dispositions

The Company also had an agreement for the right to receive a portion of the proceeds from sale of certain of the properties that could be sold before payment in full of the base purchase price and assignment of the properties to the Company. Certain properties were sold on August 23, 2011 and the Company received $5,101,047 for its share of the proceeds on the sale. The Company applied the proceeds to the payments due under the purchase and sale agreement. On September 29, 2011 the Company paid the balance of $5,120,194 that included $121,241 of interest. The Company as part of the agreement received the production of oil and gas from April 1, 2011 and was responsible was the lease operating expenses for that period. The net proceeds of the production, production taxes, and lease operating expenses from April 1, 2011 to July 29, 2011 of $766,812 was applied to the carrying costs of the oil & natural gas properties.

The Company determined that these sales did not qualify for discontinued operations reporting. All gains and losses recognized from property sales are included in other operating revenues in the Consolidated Statements of Operations.